                                                                  EXHIBIT 10(s)

[Hewlett-Packard Logo]

                            HEWLETT-PACKARD COMPANY
          INCENTIVE STOCK PLAN STOCK OPTION AGREEMENT (NON-QUALIFIED)


    THIS AGREEMENT, dated                   ("Grant Date") between
HEWLETT-PACKARD COMPANY, a California corporation ("Company"), and
("Employee"), an employee of                 is entered into as follows:

                                  WITNESSETH:

    WHEREAS, the Company has established the Hewlett-Packard Company 1995 Incentive Stock Plan ("Plan"), a copy of which is attached hereto as Exhibit "A" and made a part hereof; and

    WHEREAS, the Compensation Committee of the Company ("Committee") has determined that the Employee shall be granted an option under the Plan as hereinafter set forth;

    NOW THEREFORE, the parties hereby agree that in consideration of services rendered and to be rendered, the Company grants the Employee an option
("Option") to purchase         shares of its $1 par value voting Common Stock
upon the terms and conditions set forth herein.

1. This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof.
2.  This Option price shall be       per share.
3. This Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during his lifetime. This Option may not be transferred, assigned, pledged or hypothecated by the Employee during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.
4. This Option may not be exercised before the first anniversary of the date hereof, nor may it be exercised as to more than one-fourth the number of shares covered herein before the second anniversary hereof, nor may it be exercised as to more than one-half of the number of shares covered herein before the third anniversary hereof, nor may it be exercised as to more than three-fourths the number of shares covered herein before the fourth anniversary hereof. Notwithstanding the foregoing, this Option shall be exercisable in full upon the retirement of the Employee because of age or permanent and total disability, or upon his death.
5. This Option will expire ten (10) years from the date hereof, unless sooner terminated or canceled in accordance with the provisions of the Plan.
6. This Option shall be exercised by delivering to the Secretary of the Company at its head office a written notice stating the number of shares as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be in cash or shares of the Company's Common Stock or a combination thereof; provided, however, that any payment in shares shall be in strict compliance with all procedural rules established by the Committee.
7. All rights of the Employee in this Option, to the extent that it has not been exercised, shall terminate upon the death of the Employee (except as hereinafter provided) or termination of his employment for any reason other than retirement because of age or permanent and total disability, and in case of such retirement three (3) years from the date thereof; provided, however, that in the event of the Employee's death his legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee's right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.
8. The Employee shall remit to the Company payment for all applicable U.S. withholding taxes at the time the Employee exercises any portion of this Option.
9. Whenever used in this Agreement, the masculine gender shall be deemed to include the feminine.
10. Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party.


                                      HEWLETT-PACKARD COMPANY


                                      By
                                         --------------------------------
                                         Lewis E. Platt
                                         Chairman, CEO and President


                                      By
                                         --------------------------------
                                         D. Craig Nordlund
                                         Associate General Counsel and Secretary

[Hewlett-Packard Logo]

                            HEWLETT-PACKARD COMPANY
                           RESTRICTED STOCK AGREEMENT

This agreement is made as of the            by and between Hewlett-Packard
Company, a California Corporation ("Company"), and
("Employee").

    WHEREAS the continued participation of the Employee is considered by the Company to be important for the Company's continued growth; and

    WHEREAS in order to give the Employee an incentive to continue in the employ of the Company and to participate in the affairs of the Company, the Company is willing to grant to the Employee shares of the Company's $1 par value Common Stock ("Stock") subject to the restrictions stated below and in accordance with the terms and conditions of the Company's 1995 Incentive Stock Plan ("Plan").

    THEREFORE, the parties agree as follows:

1.  Grant of Stock.
    Subject to the terms and conditions of this Agreement and of the Plan, the
    Company hereby grants to Employee      shares of stock.
2.  Vesting Schedule.
    The interest of Employee in the Stock shall vest in full 3 years from the date of this agreement. Provided the Employee remains in the employ of the Company on a continuous, full-time basis through the close of business on the interest of the Employee in the Stock shall become fully vested on that date.
3.  Restrictions.
    (a) The Stock or rights granted hereunder may not be sold, pledged or otherwise transferred until the shares become vested in accordance with
         Section 2. The period of time between the date hereof and the date shares become vested is referred to herein as the "Restriction
         Period."
    (b) If Employee's employment with the Company is terminated at any time for any reason other than retirement after attaining 55 years of age with 15 years of service to the Company or 65 years of age without regard to service prior to the lapse of the Restriction Period, all Stock granted hereunder shall be forfeited by the Employee, and ownership transferred back to the Company.
4.  Legend.
    All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon the following legend:
    "The shares represented by this certificate are subject to an agreement between the Corporation and the registered holder, a copy of which is on file at the principal office of this Corporation."
5.  Escrow.
    The certificate or certificates evidencing the Stock subject hereto shall be delivered to and deposited with the Secretary of the Company as Escrow Agent in this transaction. The Stock may also be held in a restricted book entry account in the name of the Employee. Such certificates or such book entry shares are to be held by the Escrow Agent until termination of the Restriction Period, when they shall be delivered by said Escrow Agent to Employee.
6.  Employee Shareholder Rights.
    During the Restriction Period, the Employee shall have all the rights of a shareholder with respect to the Stock except for the right to transfer the Stock, as set forth in Section 3. Accordingly, the Employee shall have the right to vote the Stock and to receive any cash dividends paid to or made with respect to the Stock.
7.  Retirement of Employee.
    If Employee retires after attaining 55 years of age with 15 years of service to the Company or 65 years of age without regard to service, the Company's obligation to deliver Stock out of escrow is subject to the condition that for the entire Restriction Period:
    (a) Employee shall render, as an independent contractor and not as an employee, such advisory or consultative services to the Company as shall reasonably be requested by the Company, consistent with Employee's health and any other employment or other activities in which such Employee may be engaged;
    (b) Employee shall not render services for any organization or engage directly or indirectly in any business which, in the opinion of the Company, competes with or is in conflict with the interests of the Company;
    (c) Employee shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, either during or after employment with the Company; and
    (d) Employee shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Employee during employment by the Company, relating in any manner to the actual or anticipated business, anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.
8.  Total and Permanent Disability of Employee.
    In the event of total and permanent disability of Employee, any unpaid but vested award shall be paid to Employee if legally competent or to a legally designated guardian or representative if Employee is legally incompetent.

 9.  Death of Employee.
     In the event of the Employee's death prior to the end of the Restriction Period, the Employee's estate or designated beneficiary shall receive a pro rata number of shares determined by multiplying the total shares granted by a fraction equal to a.) the number of whole years elapsed between the date of this agreement and the Employee's death, divided by b.)3. In the event of the Employee's death after the vesting date but prior to the payment of shares, said shares shall be paid to the Employee's estate or designated beneficiary.
10.  Taxes.
     Employee shall be liable for any and all taxes, including withholding taxes, arising out of this grant or the vesting of Stock hereunder.
11.  Miscellaneous.
     (a) The Company shall not be required (i) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.
     (b) The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.
     (c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to Employee at his address then on file with the Company.
     (d) Neither the Plan nor this Agreement nor any provisions under either shall be construed so as to grant the Employee any right to remain in the employ of the Company.
     (e) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

HEWLETT-PACKARD COMPANY

By:
    --------------------------------------
    Lewis E. Platt
    Chairman, CEO, and President

By:
    ---------------------------------------
    D. Craig Nordlund
    Associate General Counsel and Secretary

[Hewlett-Packard Logo]
                            HEWLETT-PACKARD COMPANY
                           RESTRICTED STOCK AGREEMENT

This Agreement is made as of            by and between Hewlett-Packard
Company, a California Corporation ("Company"), and            Employee
Number           .

    WHEREAS in order to give the Employee an incentive to continue in the employ of the Company, to participate in the affairs of the Company, and to help the Company attain certain performance objectives, the Company is willing to grant to the Employee shares of the Company's $1 par value Common Stock subject to the restrictions stated below and in accordance with the terms and conditions of the Company's 1995 Incentive Stock Plan ("Plan").

    THEREFORE, the parties agree as follows:

1.      Grant of Stock
        Subject to the terms and conditions of this Agreement and of the Plan,
        the Company hereby grants to Employee            shares of the
        Company's $1 par value Common Stock ("Shares").
2.      Vesting Conditions and Schedule
        (a)     The vesting of the Shares shall be based on the average
        of the annual growth rates in the Company's reported earnings per share ("EPS") and return on assets ("ROA") for the 1997, 1998 and 1999 fiscal years using fiscal 1996 EPS of $2.46 and fiscal 1995 and 1996 average ROA of 9.67% as baselines. The full number of shares shall vest only if the respective averages of EPS and ROA growth rates for fiscal 1997
        through 1999           . If actual performance does not meet those
        objectives, the percentage of Shares that will vest, if any, shall be determined by the Committee in accordance with the attached matrix.
        (b) During the six-month period following the publication of the Company's consolidated financial results for the fiscal year ending October 31, 1999, the Compensation Committee of the Company's Board of Directors ("Committee") shall determine whether and to what extent the EPS and ROA goals described in the preceding paragraph have been attained, and shall authorize a.) the removal of restrictions and release from escrow of the percent of Shares indicated by the attached EPS/ROA matrix and b.) the cancellation of remaining Shares.
        (c)     EPS goals for fiscal 1997-1999
        shall be adjusted to reflect the impact of any required changes in accounting policies implemented in any of these years where such changes are required by an external financial accounting standards body such as the Financial Accounting Standards Board.
        (d)     In the event the Employee dies prior to October 31, 1999
        without having previously forfeited his Shares, his beneficiary shall be entitled to receive, in fiscal 2000, a portion of the Shares equal to a.) the number of Shares determined by the Committee to have vested, multiplied by b.) the number of whole years elapsed between November 1, 1996 and the date of the employee's death, divided by c.) 3.
3.      Potential Unrestricted Stock Bonus
        If the average of the annual EPS growth rates for fiscal 1997-1999
        exceed           , the Committee will grant an unrestricted stock
        bonus in an amount determined in accordance with the matrix, which shall
        not exceed            Shares (such maximum to be adjusted to reflect
        any stock split or similar occurrence). The grant shall not be made, if at all, until the six-month period following the publication of the Company's consolidated financial results for the fiscal year ending October 31, 1999, and will be made only if Employee remains an active employee of the Company through October 31, 1999.
4.      Restrictions
        (a) The Shares granted hereunder may not be sold, pledged or otherwise transferred until the Shares become vested in accordance with
        Section 1. The period of time between the date hereof and the date Shares become vested is referred to herein as the "Restriction Period".
        (b) If Employee's employment with the Company is terminated prior to October 31, 1999 for any reason other than retirement after attaining 55 years of age with 15 years of service to the Company or 65 years without regard to service prior to the lapse of the Restriction Period, all Shares granted hereunder shall be forfeited by the Employee, and ownership transferred back to the Company.
5.      Legend
        All certificates representing any Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend: "The shares represented by this certificate are subject to an agreement between the Corporation and the registered holder, a copy of which is on file as the principal office of this Corporation."
6.      Escrow
        The certificate or certificates evidencing the Shares subject hereto shall be delivered to and deposited with the Secretary of the Company as Escrow Agent in this transaction. The Shares may also be held in a restricted book entry account in the name of the Employee. Such certificates or such book entry shares are to be held by the Escrow Agent until termination of the Restriction Period, when they shall be delivered by said Escrow Agent to Employee.
7.      Employee Shareholder Rights
        During the Restriction Period, the Employee shall have all the rights of a shareholder with respect to the Shares except for the right to transfer the Shares as set forth in Section 4. Accordingly, the Employee shall have the right to vote the Shares and to receive any cash dividends paid to or made with respect to the Shares.
8.      Retirement or Total and Permanent Disability of Employee
        If Employee retires after attaining 55 years of age with 15 years of service to the company or 65 years of age without regard to service, or if Employee becomes totally and permanently disabled, the Company's obligation to deliver Shares is subject to the vesting requirements of
        Section 2 and to the condition that for the entire Restriction Period:
        (a) Employee shall render, as an independent contractor and not as an employee, such advisory or consultative services to the Company as shall be reasonable requested by the Company, consistent with Employee's health and any other employment or other activities in which such Employee may be engaged.
        (b) Employee shall not render services for any organization or engage directly or indirectly in any business which, in the opinion of the Company, competes with or is in conflict with the interests of the Company.
        (c) Employee shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, either during or after employment with the Company; and
        (d) Employee shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Employee during employment by the Company, relating in any manner to the actual or anticipated business, anything reasonable necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.
9.      Taxes
        Employee shall be liable for any and all taxes, including withholding taxes, arising out of this grant or the vesting of Shares hereunder.
10.     Miscellaneous
        (a) The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.
        (b) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
        (c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to Employee at his address then on file with the Company.
        (d) Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant the Employee any right to remain in the employ of the Company.
        (e) This Agreement constitutes the entire agreement of parties with respect to the subject matter hereof.

                                        HEWLETT-PACKARD COMPANY

                                        By
                                          -------------------------------------
                                        Lewis E. Platt
                                        Chairman, CEO and President

EMPLOYEE
                                        By
                                          -------------------------------------
----------------------------------      D. Craig Nordland
                                        Associate General Counsel and Secretary

                              COMPANY CONFIDENTIAL
                    FY97 Performance-Based Restricted Stock
                                  Payout Table
                           [3-YEAR PERFORMANCE CYCLE]


                                  EPS Delta %
      ===================================================================
                        0         25         50        75        100

      -------------------------------------------------------------------
R
O                      25         50         75       100        125
A
      -------------------------------------------------------------------
D
E                      50         75        100       125        150
L
T     -------------------------------------------------------------------
A
                       75        100        125       150        200
%
      ===================================================================

      Baseline:  FY96 EPS = $2.46
                      ROA =  9.67 (Average of 10.0 (fy95) & 9.34 (fy96))